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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   -----------



                Date of Report (Date of earliest event reported):


                           June 2, 2004 (June 1, 2004)
                    -----------------------------------------

                        CRIIMI MAE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




                Maryland         33-94694            52-1931369
               (State of        (Commission         (IRS Employer
             incorporation)     File Number)      Identification No.)


  11200 Rockville Pike, Rockville, Maryland        20852
  -----------------------------------------    ---------------
  (Address of principal executive offices)       (Zip Code)


                                 (301) 816-2300
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events and Required FD Disclosure.
                  ------------

     On June 1, 2004, CRIIMI MAE Financial Corporation redeemed in full its 7% collateralized mortgage obligations due January 1, 2033 (the "Bonds") at the redemption price of 100% of the unpaid principal balance of the outstanding
Bonds plus accrued interest thereon to, but not including, the June 1, 2004 redemption date.




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                                S I G N A T U R E

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRIIMI MAE Financial Corporation


June 2, 2004                         /s/Mark Libera
-----------------                    -----------------------------------
                                     Mark Libera
                                     Its: Vice President
                                           and Acting General Counsel